                                                                    Exhibit 24.1

                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-3 ("Form S-3") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act debt securities, shares of preferred stock, $1.00 par value per share, shares of common stock, $1.00 par value per share, and warrants (collectively "Offered Securities"), hereby constitutes and appoints GEORGE L. CHAPMAN, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, to sign such Form S-3 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-3 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Company's Offered Securities on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-3, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 22nd day of December, 1997.

                                     /S/ PIER C. BORRA
                                     ----------------------------
                                         Pier C. Borra
                                         Director

                                                                    Exhibit 24.1
                                POWER OF ATTORNEY
                                -----------------

                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-3 ("Form S-3") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act debt securities, shares of preferred stock, $1.00 par value per share, shares of common stock, $1.00 par value per share, and warrants (collectively "Offered Securities"), hereby constitutes and appoints GEORGE L. CHAPMAN, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, to sign such Form S-3 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-3 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Company's Offered Securities on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-3, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.
                  IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 22nd day of December, 1997.

                                    /S/ BRUCE G. THOMPSON
                                    --------------------------------------
                                    Bruce G. Thompson
                                    Director

                                                                    Exhibit 24.1


                                POWER OF ATTORNEY
                                -----------------

                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-3 ("Form S-3") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act debt securities, shares of preferred stock, $1.00 par value per share, shares of common stock, $1.00 par value per share, and warrants (collectively "Offered Securities"), hereby constitutes and appoints GEORGE L. CHAPMAN, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, to sign such Form S-3 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-3 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Company's Offered Securities on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-3, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.
                  IN WITNESS WHEREOF, the undersigned hereunto sets his hand this day of December, 1997.

                                          /S/ RICHARD A. UNVERFERTH
                                          ---------------------------------
                                              Richard A. Unverferth
                                              Director

                                                                    Exhibit 24.1
                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-3 ("Form S-3") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act debt securities, shares of preferred stock, $1.00 par value per share, shares of common stock, $1.00 par value per share, and warrants (collectively "Offered Securities"), hereby constitutes and appoints GEORGE L. CHAPMAN, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, to sign such Form S-3 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-3 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Company's Offered Securities on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-3, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.
                  IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 22nd day of December, 1997.

                                          /S/ FREDERIC D. WOLFE
                                          ------------------------------
                                              Frederic D. Wolfe
                                              Director

                                                                    Exhibit 24.1
                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-3 ("Form S-3") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act debt securities, shares of preferred stock, $1.00 par value per share, shares of common stock, $1.00 par value per share, and warrants (collectively "Offered Securities"), hereby constitutes and appoints GEORGE L. CHAPMAN, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, to sign such Form S-3 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-3 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Company's Offered Securities on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-3, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.
                  IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 22nd day of December, 1997.

                                      /S/ JEFFREY H. DONAHUE
                                      -----------------------------
                                          Jeffrey H. Donahue
                                          Director

                                                                    Exhibit 24.1
                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-3 ("Form S-3") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act debt securities, shares of preferred stock, $1.00 par value per share, shares of common stock, $1.00 par value per share, and warrants (collectively "Offered Securities"), hereby constitutes and appoints GEORGE L. CHAPMAN, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, to sign such Form S-3 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-3 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Company's Offered Securities on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-3, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.
                  IN WITNESS WHEREOF, the undersigned hereunto sets her hand this 22nd day of December, 1997.

                                        /S/ SHARON M. OSTER
                                        ---------------------------
                                            Sharon M. Oster
                                            Director

                                                                    Exhibit 24.1
                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-3 ("Form S-3") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act debt securities, shares of preferred stock, $1.00 par value per share, shares of common stock, $1.00 par value per share, and warrants (collectively "Offered Securities"), hereby constitutes and appoints GEORGE L. CHAPMAN, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, to sign such Form S-3 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-3 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Company's Offered Securities on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-3, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.
                  IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 22nd day of December, 1997.

                                   /S/ WILLIAM C. BALLARD, JR.
                                   --------------------------------------
                                       William C. Ballard, Jr.
                                       Director

                                                                    Exhibit 24.1
                                POWER OF ATTORNEY
                                -----------------

                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-3 ("Form S-3") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act debt securities, shares of preferred stock, $1.00 par value per share, shares of common stock, $1.00 par value per share, and warrants (collectively "Offered Securities"), hereby constitutes and appoints GEORGE L. CHAPMAN, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, to sign such Form S-3 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-3 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Company's Offered Securities on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-3, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.
                  IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 22nd day of December, 1997.

                                        /S/ MICHAEL A. CRABTREE
                                        -------------------------------
                                            Michael A. Crabtree
                                            Principal Accounting Officer

                                                                    Exhibit 24.1
                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-3 ("Form S-3") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act debt securities, shares of preferred stock, $1.00 par value per share, shares of common stock, $1.00 par value per share, and warrants (collectively "Offered Securities"), hereby constitutes and appoints GEORGE L. CHAPMAN, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, to sign such Form S-3 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-3 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Company's Offered Securities on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-3, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.
                  IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 22nd day of December, 1997.

                                      /S/ BRUCE DOUGLAS
                                      ------------------------------
                                          Bruce Douglas
                                          Director

                                                                    Exhibit 24.1
                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-3 ("Form S-3") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act debt securities, shares of preferred stock, $1.00 par value per share, shares of common stock, $1.00 par value per share, and warrants (collectively "Offered Securities"), hereby constitutes and appoints GEORGE L. CHAPMAN, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, to sign such Form S-3 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-3 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Company's Offered Securities on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-3, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.
                  IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 22nd day of December, 1997.

                                    /S/ RICHARD C. GLOWACKI
                                    --------------------------------
                                        Richard C. Glowacki
                                        Director

                                                                    Exhibit 24.1
                                POWER OF ATTORNEY
                                -----------------

                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-3 ("Form S-3") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act debt securities, shares of preferred stock, $1.00 par value per share, shares of common stock, $1.00 par value per share, and warrants (collectively "Offered Securities"), hereby constitutes and appoints GEORGE L. CHAPMAN, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, to sign such Form S-3 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-3 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Company's Offered Securities on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-3, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.
                  IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 22nd day of December, 1997.

                                       /S/ EDWARD F. LANGE, JR.
                                       --------------------------------
                                           Edward F. Lange, Jr.
                                           Vice President and Principal
                                           Financial Officer

                                                                    Exhibit 24.1
                                POWER OF ATTORNEY
                                -----------------

                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-3 ("Form S-3") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act debt securities, shares of preferred stock, $1.00 par value per share, shares of common stock, $1.00 par value per share, and warrants (collectively "Offered Securities"), hereby constitutes and appoints BRUCE G. THOMPSON, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, to sign such Form S-3 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-3 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Company's Offered Securities on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-3, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.
                  IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 22nd day of December, 1997.

                                        /S/ GEORGE L. CHAPMAN
                                        -------------------------------
                                            George L. Chapman
                                            Director, Chairman of the Board,
                                            Principal Executive Officer
                                            and President